MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — WILLIAMS CAPITAL SHARES

SUPPLEMENT DATED NOVEMBER 4, 2019 TO THE PROSPECTUS DATED APRIL 1, 2019, AS SUPPLEMENTED

1.

Effective immediately, the second paragraph of the section entitled “Investment Objectives” in the “Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks, Description of Securities and Common Investment Techniques” section of the Prospectus on page 26 is deleted and replaced with the following:

During extraordinary market conditions and interest rate environments, all or any portion of the Portfolios’ assets may be uninvested and will therefore not generate income. The Portfolios may not achieve their investment objectives during this time.

2.

Effective immediately, the fourth paragraph of the section entitled “Investment Objectives” in the “Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks, Description of Securities and Common Investment Techniques” section of the Prospectus on page 26 is deleted and replaced with the following:

When appropriate U.S. government securities that are exempt from state taxes are unavailable, the U.S. Government Select Portfolio may invest in U.S. government securities that are not exempt from state taxation and repurchase agreements that are fully collateralized by cash or U.S. government securities, and hold uninvested cash.

3.

Effective immediately, the section entitled “Repurchase Agreements – Investment Strategy” in the “Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks, Description of Securities and Common Investment Techniques” section of the Prospectus on page 34 is deleted and replaced with the following:

INVESTMENT STRATEGY. To the extent consistent with its investment objective and principal investment strategies, each Portfolio may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement generally will not occur more than one year after a Portfolio acquires the securities.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT WC (11/19)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS